UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2004

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-292-9932

Item 7. Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit 99

Item 7.	Exhibits

(c)	Exhibits

99	Press release dated January 20, 2004

Item 12.	Results of Operations and Financial Condition

On January 20, 2004 Wells Fargo & Company issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2003. The text of the press release is included as Exhibit 99 to this report. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the year ended December 31, 2003, as part of its Form 10-K covering that period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 20, 2004	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Senior Vice President and Controller